Supplement to Prospectus
                                       of
                  Wright International Blue Chip Equities Fund
                                dated May 1, 2000


         Effective as of the date of this Supplement, the following disclosure is added under the caption "Selling Shares" on page 19 of the
         Prospectus:

                  If you redeem shares of Wright International Blue Chip Equities Fund purchased after July 1, 2000 within three months after purchase, you will pay a redemption fee of 2.00%. These redemption fees may be waived on shares purchased for Wright's investment advisory clients.




         The following disclosure is added under the caption "Fees and Expenses" on page 7 of the prospectus:

   Shareholder Fees(*)
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 (paid directly from your investment)   Maximum redemption fee     2.00%
                                      (% of redemption proceeds)

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 (*) A  redemption  fee  applies if you redeem your  shares  within  three months of purchase.








         July 1, 2000